Exhibit 99.2

Monotype Announces Updated Q3 and Full Year 2016 Financial Guidance

Following Acquisition of Olapic

WOBURN, Mass., October 3, 2016 – (Nasdaq: TYPE), a leader in helping to empower expression and engagement through type, technology and expertise, today announced it has updated its previously issued Q3 and full year 2016 financial guidance to reflect the impact of the recent Olapic acquisition – which closed on August 9, 2016. The company is also hosting a webinar for investors today at 4:30 p.m. EDT to provide insight around the recent acquisition of Olapic.

“We’re happy to have closed the Olapic transaction in Q3 and to be able to provide guidance on how it will impact our financial outlook for the quarter and the rest of the year,” said Scott Landers, president and CEO at Monotype. “We remain excited about the future of Monotype and believe Olapic will be a meaningful growth driver for us going forward.”

Joe Hill, chief financial officer at Monotype, said, “In addition to our GAAP results, we will be analyzing and monitoring the business on a pro forma basis, which we believe is a meaningful representation of the operating performance of Olapic and the combined businesses. Our pro forma results assume that we owned Olapic for the full third quarter and full 2016 fiscal year, and excludes the estimated impact of purchase accounting related adjustments and transaction costs.”

Updated Guidance for the Third Quarter and Full Year 2016

For the third quarter of 2016, Monotype now expects revenue in the range of $49.5 million to $53.5 million compared to its previous guidance of $49.0 million to $52.0 million. For the full year 2016, Monotype now expects revenue in the range of $201.5 million to $209.5 million, compared to previous guidance of $199.5 million to $205.5 million. This includes a purchase accounting adjustment for deferred revenue impairment of $1.4 million for Q3 and $3.6 million for the full year 2016.

Q3 GAAP net income is now expected to be in the range of $2.0 million to $4.1 million, compared to previously issued guidance of $5.5 million to $7.2 million. Monotype now expects Q3 non-GAAP net adjusted EBITDA to be in the range of $12.5 million to $16.0 million, compared to previously issued guidance of $16.5 million to $19.0 million. Full year 2016 GAAP net income is expected to be in the range of $14.9 million to $19.0 million, compared to previously issued guidance of $25.4 million to $28.6 million. Full year 2016 non-GAAP net adjusted EBITDA is now expected to be in the range of $59.5 million to $66.2 million compared to previously issued guidance of $71.0 million to $76.0 million.

The company now expects earnings per diluted share to be in the range of $0.05 to $0.10 for Q3, compared to previously issued guidance of $0.14 to $0.18. Full year 2016 GAAP earnings per diluted share is expected to be in the range of $0.37 to $0.48, compared to previously issued guidance of $0.64 to $0.72. Monotype expects non-GAAP earnings per diluted share for Q3 to be in the range of $0.17 to $0.22, compared to previously issued guidance of $0.24 to $0.28. Full year 2016 non-GAAP earnings per diluted share is expected to be in the range of $0.85 to $0.96, compared to the previously issued range of $1.05 to $1.13.

Pro Forma Outlook for the Third Quarter and Full Year 2016

On a pro forma basis, Monotype expects non-GAAP pro forma revenue (inclusive of unaudited, estimated Olapic revenue prior to the acquisition), in the third quarter of between $52.5 million to $56.5 million, and non-GAAP pro forma net adjusted EBITDA of between $11.4 million to $15.0 million. For the full year, non-GAAP pro forma revenue is expected to be between $214.5 million to $222.5 million and non-GAAP pro forma net adjusted EBITDA is expected to be in the range of between $50.0 million to $57.1 million. These pro forma expectations are based on unaudited pre-acquisition results from Olapic.

Webinar Details

Individuals who are interested in joining in the webcast can register for the event here. The live call can also be accessed by dialing 844-229-7594 (domestic) or 314-888-4259 (international) using passcode 83674306. If individuals are unable to participate in the live call, the webcast will be archived in the Investors portion of the company’s website for one year.

Non-GAAP financial measures

This press release contains non-GAAP financial measures under the rules of the U.S. Securities and Exchange Commission. This non-GAAP information supplements and is not intended to represent a measure of performance in accordance with disclosures required by generally accepted accounting principles. Non-GAAP financial measures are used internally to manage the business, such as in establishing an annual operating budget and in reporting to lenders. Non-GAAP financial measures are used by Monotype management in its operating and financial decision-making because management believes these measures reflect ongoing business in a manner that allows meaningful period-to-period comparisons. Accordingly, Monotype believes it is useful for investors and others to review both GAAP and non-GAAP measures in order to (a) understand and evaluate current operating performance and future prospects in the same manner as management does, and (b) compare in a consistent manner the company’s current financial results with past financial results. The primary limitations associated with the use of non-GAAP financial measures are that these measures may not be directly comparable to the amounts reported by other companies and they do not include all items of income and expense that affect operations. Monotype management compensates for these limitations by considering the company’s financial results and outlook as determined in accordance with GAAP and by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures in the tables attached to this press release.

Forward-looking statements

This press release may contain forward-looking statements including those related to the company’s future revenues and operating results; the company’s integration of the acquisition of Olapic and the financial impact of the acquisition; and the execution of the company’s product, growth and expansion strategies and anticipated business momentum that involve risks and uncertainties that could cause the company’s actual results to differ materially. Factors that might cause or contribute to such differences include, but are not limited to: risks associated with changes in the economic climate including decreased demand for the company’s products or products that incorporate the company’s solutions; risks associated with the company’s ability to adapt its products or services to new markets and to anticipate and quickly respond to evolving technologies and customer requirements; risks associated with the company’s development of and the market acceptance of new products, product features or services; risks associated with the company’s integration of the Olapic acquisition; risks associated with the company’s ability to expand products and services offered through acquired companies; risks associated with increased competition in markets the company serves, including the risks that increased competition may result in the company’s inability to gain new customers, retain existing customers or may force the company to reduce prices; risks associated with the ownership and enforcement of the company’s intellectual property; and risks associated with geopolitical conditions and changes in the financial markets. Additional disclosure regarding these and other risks faced by the company is available in the company’s public filings with the Securities and Exchange Commission, including the risk factors included in the company’s Annual Report on Form 10-K for the year ended December 31, 2015 and subsequent filings including filings on Form 10-Q and Form 8-K. The forward-looking financial information set forth in this press release reflects estimates based on information available at this time. These amounts could differ from actual reported amounts to be included in the company’s future earnings releases and public filings. While the company may elect to update forward-looking statements at some point in the future, the company specifically disclaims any obligation to do so, even if an estimate changes.

About Monotype

Monotype is a leading global provider of typefaces, technology and expertise that enable the best user experience and ensure brand integrity. Headquartered in Woburn, Mass., Monotype provides customers worldwide with typeface solutions for a broad range of creative applications and consumer devices. The company’s libraries and e-commerce sites are home to many of the most widely used typefaces – including the Helvetica®, Frutiger® and Univers® families – as well as the next generation of type designs. Further information is available at www.monotype.com. Follow Monotype on Twitter®, Instagram® and LinkedIn®.

MONOTYPE IMAGING HOLDINGS INC.

RECONCILIATION OF FORECAST GAAP REVENUE TO

FORECAST NON-GAAP PRO FORMA REVENUE

(Unaudited and in thousands)

	Low End of Guidance
	Q3 2016
	Monotype	Olapic	Combined
GAAP revenue	$49,000	$500	$49,500
Pre-acquisition revenue(1)	—	1,600	1,600
Deferred revenue impairment	—	1,400	1,400

Non-GAAP pro forma revenue	$49,000	$3,500	$52,500

(1)	Non-GAAP pro forma revenue includes $0, $1.6 million and $1.6 million, respectively, of estimated Olapic revenue recognized during the period of July 1, 2016 to August 8, 2016. We acquired Olapic on August 9, 2016.

	High End of Guidance
	Q3 2016
	Monotype	Olapic	Combined
GAAP revenue	$52,000	$1,500	$53,500
Pre-acquisition revenue(1)	—	1,600	1,600
Deferred revenue impairment	—	1,400	1,400

Non-GAAP pro forma revenue	$52,000	$4,500	$56,500

(1)	Non-GAAP pro forma revenue includes $0, $1.6 million and $1.6 million, respectively, of estimated Olapic revenue recognized during the period of July 1, 2016 to August 8, 2016. We acquired Olapic on August 9, 2016.

	Low End of Guidance
	2016
	Monotype	Olapic	Combined
GAAP revenue	$199,500	$2,000	$201,500
Pre-acquisition revenue(1)	—	9,400	9,400
Deferred revenue impairment	—	3,600	3,600

Non-GAAP pro forma revenue	$199,500	$15,000	$214,500

(1)	Non-GAAP pro forma revenue includes $0, $9.4 million and $9.4 million, respectively, of estimated Olapic revenue recognized during the period of January 1, 2016 to August 8, 2016. We acquired Olapic on August 9, 2016.

	High End of Guidance
	2016
	Monotype	Olapic	Combined
GAAP revenue	$205,500	$4,000	$209,500
Pre-acquisition revenue(1)	—	9,400	9,400
Deferred revenue impairment	—	3,600	3,600

Non-GAAP pro forma revenue	$205,500	$17,000	$222,500

(1)	Non-GAAP pro forma revenue includes $0, $9.4 million and $9.4 million, respectively, of estimated Olapic revenue recognized during the period of January 1, 2016 to August 8, 2016. We acquired Olapic on August 9, 2016.

MONOTYPE IMAGING HOLDINGS INC.

RECONCILIATION OF FORECAST GAAP NET INCOME TO

FORECAST NON-GAAP NET ADJUSTED EBITDA

(Unaudited and in thousands)

	Low End of Guidance
	Q3 2016
	Monotype	Olapic	Combined
GAAP net income (loss)	$5,500	$(3,500)	$2,000
Interest expense, net	300	—	300
Other (income) expense, net	200	—	200
Provision (benefit) for income taxes	3,500	(2,300)	1,200

Income (loss) from operations	9,500	(5,800)	3,700
Depreciation and amortization	2,600	800	3,400
Share based compensation	3,800	600	4,400
Contingent consideration adjustment(1)	600	400	1,000

Non-GAAP net adjusted EBITDA	$16,500	$(4,000)	$12,500

(1)	Includes charges to operations for adjustments to estimated contingent consideration and for portions of merger consideration accounted for as compensation expense under GAAP.

	High End of Guidance
	Q3 2016
	Monotype	Olapic	Combined
GAAP net income (loss)	$7,200	$(3,100)	$4,100
Interest expense, net	300	—	300
Other (income) expense, net	200	—	200
Provision (benefit) for income taxes	4,300	(1,700)	2,600

Income (loss) from operations	12,000	(4,800)	7,200
Depreciation and amortization	2,600	800	3,400
Share based compensation	3,800	600	4,400
Contingent consideration adjustment(1)	600	400	1,000

Non-GAAP net adjusted EBITDA	$19,000	$(3,000)	$16,000

(1)	Includes charges to operations for adjustments to estimated contingent consideration and for portions of merger consideration accounted for as compensation expense under GAAP.

MONOTYPE IMAGING HOLDINGS INC.

RECONCILIATION OF FORECAST GAAP NET INCOME TO

FORECAST NON-GAAP NET ADJUSTED EBITDA

(Unaudited and in thousands)

	Low End of Guidance
	2016
	Monotype	Olapic	Combined
GAAP net income (loss)	$25,400	$(10,500)	$14,900
Interest expense, net	600	—	600
Other (income) expense, net	1,100	—	1,100
Provision (benefit) for income taxes	15,700	(6,200)	9,500

Income (loss) from operations	42,800	(16,700)	26,100
Depreciation and amortization	10,700	2,200	12,900
Share based compensation	15,100	1,800	16,900
Contingent consideration adjustment(1)	2,400	1,200	3,600

Non-GAAP net adjusted EBITDA	$71,000	$(11,500)	$59,500

(1)	Includes charges to operations for adjustments to estimated contingent consideration and for portions of merger consideration accounted for as compensation expense under GAAP.

	High End of Guidance
	2016
	Monotype	Olapic	Combined
GAAP net income (loss)	$28,600	$(9,600)	$19,000
Interest expense, net	600	—	600
Other (income) expense, net	1,100	—	1,100
Provision (benefit) for income taxes	17,500	(5,400)	12,100

Income (loss) from operations	47,800	(15,000)	32,800
Depreciation and amortization	10,700	2,200	12,900
Share based compensation	15,100	1,800	16,900
Contingent consideration adjustment(1)	2,400	1,200	3,600

Non-GAAP net adjusted EBITDA	$76,000	$(9,800)	$66,200

(1)	Includes charges to operations for adjustments to estimated contingent consideration and for portions of merger consideration accounted for as compensation expense under GAAP.

MONOTYPE IMAGING HOLDINGS INC.

RECONCILIATION OF FORECAST GAAP NET INCOME TO

FORECAST NON-GAAP PRO FORMA NET ADJUSTED EBITDA

(Unaudited and in thousands)

	Low End of Guidance
	Q3 2016
	Monotype	Olapic	Combined
GAAP net income (loss)	$5,500	$(3,500)	$2,000
Interest expense, net	300	—	300
Other (income) expense, net	200	—	200
Provision (benefit) for income taxes(1)	3,500	(2,900)	600

Income (loss) from operations(1)	9,500	(6,400)	3,100
Pre-acquisition net adjusted EBITDA(2)	—	(2,500)	(2,500)
Deferred revenue impairment(3)	—	1,400	1,400
Depreciation and amortization	2,600	800	3,400
Share based compensation	3,800	600	4,400
Contingent consideration adjustments(4)	600	400	1,000
Transaction costs(5)	—	600	600

Non-GAAP pro forma net adjusted EBITDA	$16,500	$(5,100)	$11,400

(1)	Olapic pro forma provision (benefit) for income taxes and income (loss) from operations includes estimated pre-acquisition tax impact.
(2)	Non-GAAP pro forma net adjusted EBITDA includes $0, $2.5 million and $2.5 million, respectively, of estimated Olapic net adjusted EBITDA recognized during the period of July 1, 2016 to August 8, 2016. We acquired Olapic on August 9, 2016.
(3)	Non-GAAP pro forma net adjusted EBITDA includes $0, $1.4 million and $1.4 million, respectively, to add back the estimated purchase accounting adjustment for the impairment of deferred revenue.
(4)	Includes charges to operations for adjustments to estimated contingent consideration and for portions of merger consideration accounted for as compensation expense under GAAP.
(5)	Non-GAAP pro forma net adjusted EBITDA excludes $0, $0.6 million and $0.6 million, respectively, of transaction expenses Monotype expects to incur associated with the Olapic acquisition.

	High End of Guidance
	Q3 2016
	Monotype	Olapic	Combined
GAAP net income (loss)	$7,200	$(3,100)	$4,100
Interest expense, net	300	—	300
Other (income) expense, net	200	—	200
Provision (benefit) for income taxes(1)	4,300	(2,200)	2,100

Income (loss) from operations(1)	12,000	(5,300)	6,700
Pre-acquisition net adjusted EBITDA(2)	—	(2,500)	(2,500)
Deferred revenue impairment(3)	—	1,400	1,400
Depreciation and amortization	2,600	800	3,400
Share based compensation	3,800	600	4,400
Contingent consideration adjustments(4)	600	400	1,000
Transaction costs(5)	—	600	600

Non-GAAP pro forma net adjusted EBITDA	$19,000	$(4,000)	$15,000

(1)	Olapic pro forma provision (benefit) for income taxes and income (loss) from operations includes estimated pre-acquisition tax impact.
(2)	Non-GAAP pro forma net adjusted EBITDA includes $0, $2.5 million and $2.5 million, respectively, of estimated Olapic net adjusted EBITDA recognized during the period of July 1, 2016 to August 8, 2016. We acquired Olapic on August 9, 2016.
(3)	Non-GAAP pro forma net adjusted EBITDA includes $0, $1.4 million and $1.4 million, respectively, to add back the estimated purchase accounting adjustment for the impairment of deferred revenue.
(4)	Includes charges to operations for adjustments to estimated contingent consideration and for portions of merger consideration accounted for as compensation expense under GAAP.
(5)	Non-GAAP pro forma net adjusted EBITDA excludes $0, $0.6 million and $0.6 million, respectively, of transaction expenses Monotype expects to incur associated with the Olapic acquisition.

MONOTYPE IMAGING HOLDINGS INC.

RECONCILIATION OF FORECAST GAAP NET INCOME TO

FORECAST NON-GAAP PRO FORMA NET ADJUSTED EBITDA

(Unaudited and in thousands)

	Low End of Guidance
	2016
	Monotype	Olapic	Combined
GAAP net income (loss)	$25,400	$(10,500)	$14,900
Interest expense, net	600	—	600
Other (income) expense, net	1,100	—	1,100
Provision (benefit) for income taxes(1)	15,700	(9,100)	6,600

Income (loss) from operations(1)	42,800	(19,600)	23,200
Pre-acquisition net adjusted EBITDA(2)	—	(11,500)	(11,500)
Deferred revenue impairment(3)	—	3,600	3,600
Depreciation and amortization	10,700	2,200	12,900
Share based compensation	15,100	1,800	16,900
Contingent consideration adjustments(4)	2,400	1,200	3,600
Transaction costs(5)	—	1,300	1,300

Non-GAAP pro forma net adjusted EBITDA	$71,000	$(21,000)	$50,000

(1)	Olapic pro forma provision (benefit) for income taxes and income (loss) from operations includes estimated pre-acquisition tax impact.
(2)	Non-GAAP pro forma net adjusted EBITDA includes $0, $11.5 million and $11.5 million, respectively, of estimated Olapic net adjusted EBITDA recognized during the period of January 1, 2016 to August 8, 2016. We acquired Olapic on August 9, 2016.
(3)	Non-GAAP pro forma net adjusted EBITDA includes $0, $3.6 million and $3.6 million, respectively, to add back the estimated purchase accounting adjustment for the impairment of deferred revenue.
(4)	Includes charges to operations for adjustments to estimated contingent consideration and for portions of merger consideration accounted for as compensation expense under GAAP.
(5)	Non-GAAP pro forma net adjusted EBITDA excludes $0, $1.3 million and $1.3 million, respectively, of transaction expenses Monotype expects to incur associated with the Olapic acquisition.

	High End of Guidance
	2016
	Monotype	Olapic	Combined
GAAP net income (loss)	$28,600	$(9,600)	$19,000
Interest expense, net	600	—	600
Other (income) expense, net	1,100	—	1,100
Provision (benefit) for income taxes(1)	17,500	(7,900)	9,600

Income (loss) from operations(1)	47,800	(17,500)	30,300
Pre-acquisition net adjusted EBITDA(2)	—	(11,500)	(11,500)
Deferred revenue impairment(3)	—	3,600	3,600
Depreciation and amortization	10,700	2,200	12,900
Share based compensation	15,100	1,800	16,900
Contingent consideration adjustments(4)	2,400	1,200	3,600
Transaction costs(5)	—	1,300	1,300

Non-GAAP pro forma net adjusted EBITDA	$76,000	$(18,900)	$57,100

(1)	Olapic pro forma provision (benefit) for income taxes and income (loss) from operations includes estimated pre-acquisition tax impact.
(2)	Non-GAAP pro forma net adjusted EBITDA includes $0, $11.5 million and $11.5 million, respectively, of estimated Olapic net adjusted EBITDA recognized during the period of January 1, 2016 to August 8, 2016. We acquired Olapic on August 9, 2016.
(3)	Non-GAAP pro forma net adjusted EBITDA includes $0, $3.6 million and $3.6 million, respectively, to add back the estimated purchase accounting adjustment for the impairment of deferred revenue.
(4)	Includes charges to operations for adjustments to estimated contingent consideration and for portions of merger consideration accounted for as compensation expense under GAAP.
(5)	Non-GAAP pro forma net adjusted EBITDA excludes $0, $1.3 million and $1.3 million, respectively, of transaction expenses Monotype expects to incur associated with the Olapic acquisition.

MONOTYPE IMAGING HOLDINGS INC.

RECONCILIATION OF FORECAST GAAP EARNINGS PER DILUTED SHARE TO

FORECAST NON-GAAP EARNINGS PER DILUTED SHARE

(Unaudited and in thousands, except share and per share data)

	Low End of Guidance
	Q3 2016
	Monotype	Olapic	Combined
GAAP net income (loss)	$5,500	$(3,500)	$2,000
Amortization, net of tax of $600, $300 and $900, respectively	1,000	500	1,500
Share based compensation, net of tax of $1,400, $200 and $1,600, respectively	2,400	300	2,700
Contingent consideration adjustment, net of tax of $0, $0 and $0, respectively(1)	600	400	1,000

Non-GAAP net income (loss)	$9,500	$(2,300)	$7,200

GAAP earnings (loss) per diluted share	$0.14	$(0.09)	$0.05
Amortization, net of tax of $0.01, $0.00 and $0.01, respectively, per diluted share	0.03	—	0.03
Share based compensation, net of tax of $0.03, $0.01 and $0.04, respectively, per diluted share	0.06	0.01	0.07
Contingent consideration adjustment, net of tax of $0.00, $0.00 and $0.00, respectively, per diluted share(1)	0.01	0.01	0.02

Non-GAAP earnings (loss) per diluted share	$0.24	$(0.07)	$0.17

Weighted average diluted shares used to compute earnings per share	40,400,000	40,400,000	40,400,000

Assumes 39% effective tax rate.

(1)	Includes charges to operations for adjustments to estimated contingent consideration and for portions of merger consideration accounted for as compensation expense under GAAP.

	High End of Guidance
	Q3 2016
	Monotype	Olapic	Combined
GAAP net income (loss)	$7,200	$(3,100)	$4,100
Amortization, net of tax of $600, $300 and $900, respectively	1,000	500	1,500
Share based compensation, net of tax of $1,400, $200 and $1,600, respectively	2,400	300	2,700
Contingent consideration adjustment, net of tax of $0, $0 and $0, respectively(1)	600	400	1,000

Non-GAAP net income (loss)	$11,200	$(1,900)	$9,300

GAAP earnings (loss) per diluted share	$0.18	$(0.08)	$0.10
Amortization, net of tax of $0.01, $0.00 and $0.01, respectively, per diluted share	0.03	—	0.03
Share based compensation, net of tax of $0.03, $0.01 and $0.04, respectively, per diluted share	0.06	0.01	0.07
Contingent consideration adjustment, net of tax of $0.00, $0.00 and $0.00, respectively, per diluted share(1)	0.01	0.01	0.02

Non-GAAP earnings (loss) per diluted share	$0.28	$(0.06)	$0.22

Weighted average diluted shares used to compute earnings per share	40,400,000	40,400,000	40,400,000

Assumes 39% effective tax rate.

(1)	Includes charges to operations for adjustments to estimated contingent consideration and for portions of merger consideration accounted for as compensation expense under GAAP.

MONOTYPE IMAGING HOLDINGS INC.

RECONCILIATION OF FORECAST GAAP EARNINGS PER DILUTED SHARE TO

FORECAST NON-GAAP EARNINGS PER DILUTED SHARE

(Unaudited and in thousands, except share and per share data)

	Low End of Guidance
	2016
	Monotype	Olapic	Combined
GAAP net income (loss)	$25,400	$(10,500)	$14,900
Amortization, net of tax of $2,500, $900 and $3,400, respectively	4,400	1,000	5,400
Share based compensation, net of tax of $5,400, $700 and $6,100, respectively	9,700	600	10,300
Contingent consideration adjustment, net of tax of $0, $0 and $0, respectively(1)	2,300	1,300	3,600

Non-GAAP net income (loss)	$41,800	$(7,600)	$34,200

GAAP earnings (loss) per diluted share	$0.64	$(0.27)	$0.37
Amortization, net of tax of $0.06, $0.02 and $0.08, respectively, per diluted share	0.11	0.02	0.13
Share based compensation, net of tax of $0.14, $0.02 and $0.16, respectively, per diluted share	0.24	0.02	0.26
Contingent consideration adjustment, net of tax of $0.00, $0.00 and $0.00, respectively, per diluted share(1)	0.06	0.03	0.09

Non-GAAP earnings (loss) per diluted share	$1.05	$(0.20)	$0.85

Weighted average diluted shares used to compute earnings per share	39,800,000	39,800,000	39,800,000

Assumes 39% effective tax rate.

(1)	Includes charges to operations for adjustments to estimated contingent consideration and for portions of merger consideration accounted for as compensation expense under GAAP.

	High End of Guidance
	2016
	Monotype	Olapic	Combined
GAAP net income (loss)	$28,600	$(9,600)	$19,000
Amortization, net of tax of $2,500, $900 and $3,400, respectively	4,400	1,000	5,400
Share based compensation, net of tax of $5,400, $700 and $6,100, respectively	9,700	600	10,300
Contingent consideration adjustment, net of tax of $0, $0 and $0, respectively(1)	2,300	1,300	3,600

Non-GAAP net income (loss)	$45,000	$(6,700)	$38,300

GAAP earnings (loss) per diluted share	$0.72	$(0.24)	$0.48
Amortization, net of tax of $0.06, $0.02 and $0.08, respectively, per diluted share	0.11	0.02	0.13
Share based compensation, net of tax of $0.14, $0.02 and $0.16, respectively, per diluted share	0.24	0.02	0.26
Contingent consideration adjustment, net of tax of $0.00, $0.00 and $0.00, respectively, per diluted share(1)	0.06	0.03	0.09

Non-GAAP earnings (loss) per diluted share	$1.13	$(0.17)	$0.96

Weighted average diluted shares used to compute earnings per share	39,800,000	39,800,000	39,800,000

Assumes 39% effective tax rate.

(1)	Includes charges to operations for adjustments to estimated contingent consideration and for portions of merger consideration accounted for as compensation expense under GAAP.

Contact:

Amy Aylward

Monotype

amy.aylward@monotype.com